                                                                    EXHIBIT 99.4


                          WESTLAKE CHEMICAL CORPORATION

                              LETTER OF TRANSMITTAL
                          FOR TENDER OF ALL OUTSTANDING
                          8 3/4% SENIOR NOTES DUE 2011
                           IN EXCHANGE FOR REGISTERED
                          8 3/4% SENIOR NOTES DUE 2011

  FULLY AND UNCONDITIONALLY GUARANTEED BY ALL DOMESTIC RESTRICTED SUBSIDIARIES
                        OF WESTLAKE CHEMICAL CORPORATION

--------------------------------------------------------------------------------
  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [__________], 200[_], UNLESS EXTENDED (THE "EXPIRATION DATE"). OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                         Deliver to the Exchange Agent:
                               JPMorgan Chase Bank
                               [telephone number]

               BY OVERNIGHT DELIVERY, COURIER OR MAIL (IF BY MAIL,
                   REGISTERED OR CERTIFIED MAIL RECOMMENDED):

                               JPMorgan Chase Bank
                                    [address]
                            New York, New York [ZIP]
                           Attention: [_____________]


            BY FACSIMILE TRANSMISSION (ELIGIBLE INSTITUTIONS ONLY):

                               [TELEPHONE NUMBER]
                           Attention: [_____________]

                              Confirm by Telephone:

                               [TELEPHONE NUMBER]

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of the prospectus dated [__________], 200[_] (the "Prospectus"), of Westlake Chemical Corporation (the "Issuer") and this letter of transmittal. These two documents together constitute the offer by the Issuer and its domestic restricted subsidiaries (the "Guarantors") to exchange the Issuer's 8 3/4% Senior Notes due 2011 fully and unconditionally guaranteed by the Guarantors (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Issuer's issued and outstanding unregistered 8 3/4% Senior Notes due 2011 fully and unconditionally guaranteed by the Guarantors (the "Old Notes"). The offer to exchange the New Notes for the Old Notes is referred to as the "Exchange Offer."

         The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Old Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuer shall notify JPMorgan Chase Bank (the "Exchange Agent") of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         This letter of transmittal is to be used by a holder of Old Notes if
(i) certificates of Old Notes are to be forwarded herewith or (ii) delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer" and an "agent's message" is not delivered as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering -- Tendering Though DTC's Automated Tender Offer Program." Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal pursuant to DTC's Automated Tender Offer Program ("ATOP"). Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC's ATOP on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "holder" with respect to the Exchange Offer for Old Notes means any person in whose name such Old Notes are registered on the books of the security registrar for the Old Notes, any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to such Exchange Offer. Holders who wish to tender their Old Notes must complete this letter of transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof pursuant to DTC's ATOP).

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Old Notes tendered under this letter of transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

---------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF OLD NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------
     NAME(S) AND ADDRESS(ES)
 OF REGISTERED HOLDER(S) EXACTLY
   AS NAME(S) APPEAR(S) ON OLD
NOTES (PLEASE FILL IN, IF BLANK)                                    OLD NOTE(S) TENDERED
---------------------------------------------------------------------------------------------------------------------
                                                                       AGGREGATE PRINCIPAL
                                                                              AMOUNT
                                                                           REPRESENTED          PRINCIPAL AMOUNT
                                      REGISTERED NUMBER(S)*                 BY NOTE(S)             TENDERED**
                                 ------------------------------------------------------------------------------------

                                                                     ------------------------------------------------

                                                                     ------------------------------------------------

                                 ------------------------------------------------------------------------------------
                                  Total
---------------------------------------------------------------------------------------------------------------------

*    Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ]      CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
         MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

         Name of Tendering Institution:  __________________________________________________________________________

         DTC Account Number(s):  __________________________________________________________________________________

         Transaction Code Number(s):  _____________________________________________________________________________

[ ]      CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
         GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED)
         (FOR USE BY ELIGIBLE GUARANTOR INSTITUTIONS ONLY):

         Name(s) of Registered Holder(s) of Old Notes:  ___________________________________________________________

         Date of Execution of Notice of Guaranteed Delivery:  _____________________________________________________

         Window Ticket Number (if available):  ____________________________________________________________________

         Name of Eligible Guarantor Institution that Guaranteed Delivery:  ________________________________________

         DTC Account Number(s) (if delivered by book-entry transfer):  ____________________________________________

         Transaction Code Number(s) (if delivered by book-entry transfer):  _______________________________________

         Name of Tendering Institution (if delivered by book-entry transfer):  ____________________________________

[ ]      CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES
         OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

         Name:  ___________________________________________________________________________________________________

         Address:  ________________________________________________________________________________________________

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer and the Guarantors for exchange the principal amount of Old Notes (including the related guarantees) indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer and the Guarantors all right, title and interest in and to such Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer and the Guarantors in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer and the Guarantors, as applicable, and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer and the Guarantors will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuer and the Guarantors.

         The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such New Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other interpretations to other parties.

         The undersigned hereby further represents to the Issuer and the Guarantors that (i) any New Notes received are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Old Notes or the New Notes within the meaning of the Securities Act and
(iii) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer, the undersigned represents that it will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that it did not purchase the Old Notes to be exchanged for the New Notes from the Issuer or any Guarantor. Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph. The undersigned acknowledges that if the undersigned is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes (i) the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act and
(ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer or any Guarantor.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

         For purposes of the Exchange Offer, the Issuer and the Guarantors shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

         The undersigned acknowledges that the acceptance by the Issuer and the Guarantors of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Issuer and the Guarantors upon the terms and subject to the conditions of the Exchange Offer.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer and the Guarantors may not be required to exchange any of the Old Notes tendered hereby.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that neither the Issuer nor any Guarantor has any obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer and the Guarantors do not accept for exchange any of the Old Notes so tendered for exchange.

_____________________________________________________________________________________________________________________
              SPECIAL ISSUANCE INSTRUCTIONS                             SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 5 AND 6)                                (SEE INSTRUCTIONS 5 AND 6)

  To be completed ONLY if (i) Old Notes in a principal      To be completed ONLY if Old Notes in a principal
  amount not tendered, or New Notes issued in exchange      amount not tendered, or New Notes issued in exchange
  for Old Notes accepted for exchange, are to be issued     for Old Notes accepted for exchange, are to be mailed
  in the name of someone other than the undersigned, or     or delivered to someone other than the undersigned,
  (ii) Old Notes tendered by book-entry transfer that       or to the undersigned at an address other than that
  are not exchanged are to be returned by credit to an      shown below the undersigned's signature.  Mail or
  account maintained at DTC other than the DTC Account      deliver New Notes and/or Old Notes to:
  Number set forth above.  Issue New Notes and/or Old
  Notes to:


  Name:  ______________________________________________     Name:  _______________________________________________

  Address:  ___________________________________________     Address:  ____________________________________________

  _____________________________________________________     ______________________________________________________
                    (include ZIP Code)                                        (include ZIP Code)

  _____________________________________________________     ______________________________________________________
      (Tax Identification or Social Security Number)            (Tax Identification or Social Security Number)

                  (PLEASE TYPE OR PRINT)                                    (PLEASE TYPE OR PRINT)
_____________________________________________________________________________________________________________________

[ ]    Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number: _________________________________________________________________________________________________

                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                (complete accompanying Substitute Form W-9 below)

X ______________________________________________________________________________

X ______________________________________________________________________________
               (Signature(s) of Registered Holder(s) of Old Notes)

Dated _____________________________

(The above lines must be signed by the registered holder(s) of Old Notes as your/their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Old Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s):  ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):  ________________________________________________________


Address:  ______________________________________________________________________


________________________________________________________________________________
                               (Include ZIP Code)

Area Code and Telephone Number:  _______________________________________________


Taxpayer Identification or Social Security Number:  ____________________________

                          MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

         Certain signatures must be guaranteed by an Eligible Institution. Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your Old Notes.

Signature(s) Guaranteed by an
Eligible Institution:  _________________________________________________________
                                            (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                           (Address, Include Zip Code)

________________________________________________________________________________
                        (Area Code and Telephone Number)


Dated ___________________________________

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR AGENT'S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Old Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR COURIER SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUER OR ANY GUARANTOR.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available, (b) who cannot deliver their Old Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC's ATOP prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Guarantor Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent's message and notice of guaranteed delivery setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the Old Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (iii) this letter of transmittal (or facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Old Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus.

         3. TENDER BY HOLDER. Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be returned to the holder as promptly as practicable after the Old Notes are accepted for exchange.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes. If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

         If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agent Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program (an "Eligible Institution").

         If this letter of transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of transmittal.

         NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OLD NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OLD NOTES) AND THE NEW NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN DTC, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT DTC) AND NEITHER THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" HAS BEEN COMPLETED OR (II) SUCH OLD NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

         7. TRANSFER TAXES. The Issuer and the Guarantors will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the

Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate on interest and principal payments on the New Notes as provided by applicable law.

         To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

         If a tendering holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in
Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

         Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

         The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer's acceptance of which might, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, any Guarantor, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

         10. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                              --------------------------------------
                                                                                                      Social Security Number
SUBSTITUTE                           PART 1 - Please Provide Your TIN in the Box at Right     or
FORM W-9                             (or Complete Part 3) and Certify by Signing and Dating
                                     Below                                                    --------------------------------------
                                                                                                  Employer Identification Number
------------------------------------------------------------------------------------------------------------------------------------
                                     PART 2 - Certification - Under penalties of perjury, I   PART 3
                                     certify that:

Department of the Treasury           (1)   The number shown on this form is my correct        Awaiting TIN    [ ]
  Internal Revenue Service                 Taxpayer Identification Number (or I have
Payor's Request for Taxpayer               checked the box in part 3 and executed the
 Identification Number (TIN)               Certificate of Awaiting Taxpayer Identification
                                           Number below),

                                     (2)   I am not subject to backup withholding because:    Please complete the Certificate of
-----------------------------              (a) I am exempt from backup withholding, or (b)    Awaiting Taxpayer Identification
Name                                       I have not been notified by the Internal Revenue   Number below.
                                           Service (IRS) that I am subject to backup
-----------------------------              withholding as a result of failure to report all
Address (Number and Street)                interest or dividends, or (c) the IRS has
                                           notified me that I am no longer subject to
                                           backup withholding, and
-----------------------------
City, State and ZIP Code             (3)   I am a U.S. Person (including a U.S. resident
                                           alien).
                                     -----------------------------------------------------------------------------------------------

                                     Certificate Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if, after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                     SIGNATURE                                   DATE                       , 200
                                               ---------------------------------      ----------------------     --
------------------------------------------------------------------------------------------------------------------------------------



   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     AT THE APPLICABLE RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW
                                     NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor is required to withhold the applicable percentage of (1) any reportable payments thereafter made to me until the payor receives a number and
(2) any withdrawal to the extent of reportable payments made to me during the 60-day period.

                                                                         , 200
--------------------------------------------         --------------------     --
                 SIGNATURE                                 DATE
-------------------------------------------------------------------------------



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